[LOGO]                                              ANNUAL REPORT




                               December 31, 2000

                               Classes A, B, and C





                                                    GNMA Income
                                                    Growth and Income
                                                    Lexington Money Market Trust

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Letter to Shareholders .......................   1
                Portfolio Managers' Reports:
                    Pilgrim GNMA Income Fund .................   2
                    Pilgrim Growth and Income Fund ...........   4
                    Lexington Money Market Trust .............   6
                Index Descriptions ...........................   8
                Shareholder Meeting Results ..................   9
                Report of Independent Auditors ...............  10
                Statements of Assets and Liabilities .........  11
                Statements of Operations .....................  13
                Statements of Changes in Net Assets ..........  14
                Financial Highlights .........................  16
                Notes to Financial Statements ................  19
                Portfolios of Investments ....................  24
                Tax Information ..............................  28

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the December 31, 2000 Annual Report for the Pilgrim Funds.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc. ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are three Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)


Sincerely,

ING Pilgrim Group, Inc.
February 8, 2001

                                                                       Portfolio
PILGRIM GNMA INCOME FUND                                        Managers' Report
--------------------------------------------------------------------------------

Management Team: Denis P. Jamison C.F.A., Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, Inc.

Goal: The GNMA Income Fund seeks to generate a high level of current income with an investment portfolio that stresses liquidity and safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government. These securities include mortgage-backed securities issued by the Government National Mortgage Association (GNMA) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages. The principal risks to which shareholders are exposed relate to changes in general market interest rates. When interest rates rise, mortgage and bond prices decline and this tends to reduce the net asset value of the Fund. If interest rates suddenly decline, mortgage prepayments increase and this tends to limit the upside price performance of mortgages and the Fund. Management seeks to mitigate these risks through correct mortgage selection and adjusting the asset mix between mortgages and U.S. Treasury bonds.

Market Overview: 2000 was the year to own fixed income securities. Most bond market indices recorded gains of better than 10%. The Lehman Brothers Index of long term U.S. Treasury bonds advanced 20%. The results are remarkable because until the closing two months of the year, there was little in the economic reports to cheer bond buyers. Spurred by higher energy prices, inflation drifted higher throughout the year. The annualized Consumer Price Index neared 3.5% at the end of the year versus 2.7% for 1999. Economic growth was excellent; it averaged 5.2% during the first half, slowing to 2.2% in the third quarter. This growth created plenty of jobs; the unemployment rate dipped to 3.9% during the year and average wages trended steadily higher. The Federal Reserve reacted to all this growth and inflation risk by raising short-term interest rates from 5.5% to 6.5%. Despite this, bond prices marched steadily higher. The reasons for buyer optimism changed as the year progressed. First, the prospect of a huge Federal budget surplus and debt buybacks encouraged the market to think that there would be a shortage of U.S. Treasury bonds. Then, investors decided that strong economic growth and high short term interest rates were good for bonds because they contributed to a strong dollar and that would encourage foreign investors to buy dollar-denominated bonds. Most recently, the opinion is that slowing economic growth in 2001 will be good for bonds because this will reverse all the negative economic fundamentals - inflation, low unemployment, rising wages, higher short term interest rates - which should have limited bond performance in 2000 but did not. Clearly, there is always a logical reason why something goes up in price, it is just that the logic and the reasons often change.

Performance: For the year ended December 31, 2000, the Fund's Class A shares, excluding sales charges, enjoyed a 10.36% total return compared to an 11.16% return for the Lehman Brothers Mortgage-Backed Securities Index. This is about in line with the 10.4% average for GNMA-oriented mutual funds. The Fund continues to enjoy one of the best long-term returns among its peers; our ten-year average annual return is 7.57%, excluding sales charges.

Portfolio Specifics: We steadily increased the interest rate sensitivity and effective maturity of the Fund by about 25% during the first eight months of the year. We did this through the addition of lower coupon, call- protected multifamily GNMA mortgages. For example, on August 30, 2000, mortgages with a coupon below 7.5% equaled 47% of Fund assets compared with 40% on December 30, 1999. Interest rates declined further in the fourth quarter. While the Fund performed well during this period, prepayment risks are now considerably higher and the potential for prepayments will limit price appreciation for mortgage securities.

Market Outlook: We don't expect results in 2001 to match last year's. The economy will likely slow to a crawl and we might see a quarter or two of economic contraction. The Federal Reserve will lower rates and this extra liquidity will likely give a boost to the securities markets. Remember the old rule - don't fight the Fed. But the easy money to be made following this theme has already been made or will have been made by the end of the first quarter. While inflation may back off a bit in the next few months, it is not going away. The labor market will still be tight even if growth for the year slows to 2%. Real interest rates (nominal yields less inflation) are very low; there is not much value in the bond market. These bond market bears plan to get more defensive in the months ahead and then go into hibernation.

Portfolio
Managers' Report                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

                       12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                       --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Pilgrim GNMA Income
 Fund Class A With
 Sales Charge             9,530    11,030    11,602    12,538    12,278    14,232    15,034    16,568    17,814    17,918    19,774
Pilgrim GNMA Income
 Fund Class A Without
 Sales Charge            10,000    11,575    12,175    13,157    12,884    14,934    15,776    17,386    18,693    18,802    20,750
Lehman Brothers
 Mortgage-Backed
 Securities Index        10,000    11,572    12,378    13,225    13,012    15,198    16,011    17,532    18,751    19,099    21,231


                                            Average Annual Total Returns for the Periods Ended December 31, 2000
                                         --------------------------------------------------------------------------
                                                                                Since Inception     Since Inception
                                                                                   of Class B         of Class C
                                           1 Year       5 Year      10 Year         10/6/00            10/13/00
                                           ------       ------      -------         -------            --------
      Including Sales Charge:
       Class A (1)                           5.12%        5.76%       7.06%             --                 --
       Class B (2)                             --           --          --           -1.70%                --
       Class C (3)                             --           --          --              --               1.80%
      Excluding Sales Charge:
       Class A                              10.36%        6.80%       7.57%             --                 --
       Class B                                 --           --          --            3.32%                --
       Class C                                 --           --          --              --               2.82%
      Lehman Brothers Mortgage-Backed
       Securities Index                     11.16%        6.91%       7.82%           3.88%(4)           3.88%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of a deferred sales charge of 1% for the since inception return.

(4)  Since inception return for index from 10/1/00.

Principal Risk Factor(s): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's share can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                 See accompanying index descriptions on page 8.

                                                                       Portfolio
PILGRIM GROWTH AND INCOME FUND                                  Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Alan H. Wapnick, Senior Portfolio Manager, ING Pilgrim Investments, Inc.

Goal: The Fund's principal objective is long-term capital appreciation with income as a secondary objective.

Market Overview: The S&P 500 Index declined 7.8% in the fourth quarter, resulting in a 9.1% decline for the year. The Nasdaq Index fared far worse, ending the year with a negative return of 39.3%. For the first time since 1990, all the major stock indices declined. It was not difficult to find reasons for the decline. After the extended bull market, many stocks were at extremely high valuations and were "priced for perfection." The environment rapidly deteriorated to anything but perfect. Slowing economic activity, rising costs and the lack of any pricing power began to put downward pressure on earnings. Investor psychology quickly turned negative and stocks began a downward slide. Not surprisingly, the most damage was sustained in the technology sector that had provided much of the leadership for the bull market, and where valuations were the most stretched.

Performance: For the one year ended December 31, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of -3.13% compared to the S&P 500 Index return of -9.11%.

Portfolio Specifics: Several factors contributed to the Fund's positive relative performance. In the first quarter, the Fund was well represented in the strong performing technology and consumer cyclical sectors. As the valuations for these stocks reached excessive levels, we significantly reduced our exposure to those sectors while finding more attractive opportunities in the consumer staple and financial sectors. The Fund remained well represented in the oil and gas services industry, where the outlook continues to be quite attractive. We anticipate that, at least early in the year when the earnings risk is likely to be greatest, the Fund will emphasize companies with the greatest earnings visibility. The significant market decline creates opportunity. We will carefully seek out attractive values in some of the downtrodden sectors such as telecommunications, technology and retail.

Market Outlook: The markets are likely to continue to be buffeted by the crosscurrents of lower interest rates and disappointing earnings, at least through the first half of the year. Economies around the world are slowing, with the threat of recession looming. Meanwhile costs for labor, benefits and energy are rising while companies find it increasingly difficult to raise prices. Thus, margins are coming under pressure and earnings for the S&P 500 companies may rise only slightly, if at all, in 2001. In December, analysts were still estimating an increase of approximately 10%. The good news is that market interest rates have already dropped, anticipating that the Federal Reserve will begin cutting short-term interest rates. Thus, while earnings disappointments will continue to pressure stocks, we believe declining rates should provide some support, limiting the damage.

Portfolio
Manager's Report                                  PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                        12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Pilgrim Growth And
 Income Fund Class A
 With Sales Charge        9,424    11,765    13,229    14,971    13,389    14,640    17,280    18,864    20,384    20,819    39,826
Pilgrim Growth And
 Income Fund Class A
 Without Sales Charge    10,000    12,484    14,037    15,886    14,207    15,534    18,336    20,017    21,629    22,091    42,259
S&P 500 Index            10,000    13,040    14,032    15,443    15,646    21,519    26,456    35,280    45,361    54,904    49,907


                                  Average Annual Total Returns for the Periods Ended December 31, 2000
                             ------------------------------------------------------------------------------
                                                                        Since Inception     Since Inception
                                                                           of Class B         of Class C
                                1 Year        5 Year       10 Year          8/22/00             9/26/00
                                ------        ------       -------          -------             -------
     Including Sales Charge:
      Class A(1)                -8.70%        16.12%        14.82%              --                  --
      Class B(2)                   --            --            --           -15.69%                 --
      Class C(3)                   --            --            --               --              -10.07%
     Excluding Sales Charge:
      Class A                   -3.13%        17.50%        15.50%              --                  --
      Class B                      --            --            --           -11.95%                 --
      Class C                      --            --            --               --               -9.30%
     S&P 500 Index              -9.11%        18.32%        17.44%          -11.43%              -7.15%

Based on a $10,000 initial investment, the table above illustrates the total return of the Pilgrim Growth and Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in Initial Public Offerings which may significantly impact performance.

                 See accompanying index descriptions on page 8.

                                                                       Portfolio
LEXINGTON MONEY MARKET TRUST                                    Managers' Report
--------------------------------------------------------------------------------

Management Team: Denis P. Jamison, C.F.A., Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, Inc.

Goal: The Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in short-term money market instruments. The Trust primarily invests in the commercial paper of "First Tier" credits. First Tier obligations are those that are rated within the top two credit rating categories of all nationally recognized statistical rating organizations (NRSRO). These securities are determined to present minimal credit risk.

Market Overview: The domestic economy is in a completely different situation than just six months ago. During the first half of the year, the labor market was extremely tight and consumer confidence was high. Manufacturing activity was robust and economic growth was expanding at a pace well over the Federal Reserve's targeted level. As a result, short-term interest rates were ratcheted up from 5.5% in mid 1999 to 6.5% by mid 2000 as the Federal Reserve attempted to slow economic growth and temper inflation. The picture today is quite different. The U.S. economy is on the verge of deteriorating fairly rapidly. Consumer confidence and spending, measured by retail and auto sales, have dropped dramatically as the equity markets continued to struggle and energy prices rose. The National Association of Purchasing Managers Index (NAPM), which is very strongly correlated to general economic activity, fell into recessionary territory by the end of the year. Housing and construction activity have eased from the lofty levels of recent years. Moreover, there are signs that slack is creeping into the labor market as the pool of available workers increases.

The Federal Open Market Committee ("FOMC") has already responded to the slowing U.S. economy by cutting short-term interest rates to about 6.0%, a bold intermeeting move. The futures market is now anticipating the Federal Funds rate to near 5.0% by the spring. Clearly, the expected stall in the domestic economy will lead the Federal Reserve to ease monetary policy aggressively. Upcoming economic news will be especially vital in determining if the Federal Reserve is able to maintain a soft landing and keep the economy out of a recession. This remains to be seen and is clearly on the minds of all investors.

Performance: The Trust returned 5.57% for the one-year period ended December 31, 2000. With the inflation rate nearing 3.5% by the end of the year, shareholders enjoyed a roughly 2.0% real rate of return. The relative performance of the Trust continues to improve. The spread between the Trust and the typical money market fund has narrowed to 17 basis points during the last twelve months. The average annual yield for the seven day period ended December 31, 2000 was 5.78%.

Portfolio Specifics: We have been gradually extending the maturity of the Trust. On December 31, 2000, the average maturity of the Trust was roughly 40 days compared to 27 days earlier in the year. Our current strategy is to extend the maturity of the Trust by investing in the commercial paper of solid companies. This will help to minimize credit risk. As the economy continues to slow, more and more companies will find themselves financially stressed. This may lead the various credit rating services to lower the financial strength ratings of many corporations. Our primary goal is to provide shareholders with the best yield possible while preserving both the principal and liquidity of the funds.

Market Outlook: It remains to be seen if the economy will actually fall into a recession but the risks of one are clearly growing. Growth during the first half of the year is likely to stay below 2.0% The Federal Reserve will keep its foot on the accelerator to accommodate a loose monetary policy. Lower short-term interest rates will generate excess liquidity. This will likely provide some support to the equity markets and will help boost consumer confidence. Market participants will keep their eyes on retail and auto sales, housing numbers and the manufacturing sector for signs of life in the economy.

An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

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                                        7

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks.

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index, which measures the performance of mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.
































                An investor cannot invest directly in an index.

                           SHAREHOLDER MEETING RESULTS
--------------------------------------------------------------------------------

A special meeting of shareholders of Lexington GNMA Income Fund, Lexington Growth and Income Fund and Lexington Money Market Trust and was held in Saddle Brook New Jersey on July 21, 2000. Lexington Growth and Income Fund reconvened on July 31, 2000 for item #5 in Phoenix, Arizona. Lexington Money Market Trust reconvened on July 31, 2000 in Phoenix, Arizona. Lexington GNMA Income Fund reconvened for item #5 on September 8, 2000 held for item #6 in Phoenix, Arizona.

A brief description of each matter voted upon as well as the results are outlined below:

                                                    Shares
                                     Shares     voted against     Shares      Broker
                                    voted for    or withheld    abstained    non-vote      Total
                                    ---------   -------------   ---------    --------      -----
1. To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors:
                                                                       --         --     79,760,542
Al Burton                           72,889,359     6,871,183           --         --     79,760,542
Paul S. Doherty                     73,202,617     6,557,925           --         --     79,760,542
Robert B. Goode, Jr.                73,079,333     6,681,209           --         --     79,760,542
Alan L. Gosule                      73,229,133     6,531,409           --         --     79,760,542
Walter H. May                       73,216,308     6,544,234           --         --     79,706,542
Jock Patton                         73,173,457     6,533,085           --         --     79,760,542
David W.C. Putnam                   73,203,825     6,556,717           --         --     79,760,542
John R. Smith                       72,885,085     6,875,457           --         --     79,769,542
Robert W. Stallings                 73,195,009     6,574,533           --         --     78,839,689
John G. Turner                      74,568,872     4,270,817           --         --     79,760,542
David W. Wallace                    72,890,815     6,869,727

2. To approve the new Investment Management Agreement between each Fund and Pilgrim, an indirect, wholly-owned subsidiary of ReliaStar Financial Corp.
   ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Asset Managers, Inc. by ReliaStar. The new Investment Management
   Agreement would have the same fees as the current Investment Management
   Agreement:

Lexington GNMA Income Fund          21,958,684     1,875,250     1,525,768        --     23,833,934
Lexington Growth and Income Fund     5,620,389       359,361       436,772        --      5,979,750
Lexington Money Market Trust        41,654,842     3,839,821     2,489,655        --     45,494,663

3. To approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING"). The new Investment Management Agreement would have the same fees as the current Investment Management Agreement:

Lexington GNMA Income Fund          21,934,897     1,867,135     1,557,670        --     23,802,032
Lexington Growth and Income Fund     5,827,227       404,247       505,174        --      6,231,474
Lexington Money Market Trust        41,512,680     3,858,312    26,133,326        --     45,370,992

4. To approve a new Service and Distribution Plan for each Fund, other than Lexington Money Market Trust, which would impose on each Fund a fee on an annualized basis of 0.25% of the average daily net assets;

Lexington GNMA Income Fund          23,489,561       519,374     1,350,767        --     24,008,935
Lexington Growth and Income Fund     5,903,777       137,187       375,558        --      6,040,964

5. To approve Amended and Restated Articles of Incorporation for Lexington GNMA
   Income Fund and Lexington Growth and Income Fund, each a Maryland corporation;

Lexington GNMA Income Fund          28,125,266     1,964,466     2,349,641        --     30,089,732
Lexington Growth and Income Fund     5,827,227       404,247       505,174    298,164     6,231,474

6. To approve an Amended and Restated Declaration of Trust for Lexington Money
   Market Trust, a Massachusetts business trust.

Lexington Money Market Trust        44,295,104     5,697,149     2,882,359        --     49,992,253

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Boards of Directors of Pilgrim GNMA Income Fund and Pilgrim Growth and Income Fund and the Shareholders and Board of Trustees of Lexington Money Market Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Pilgrim GNMA Income Fund (formerly the Lexington GNMA Income Fund, Inc), the Pilgrim Growth and Income Fund (formerly the Lexington Growth and Income Fund, Inc.) and Lexington Money Market Trust (collectively, the "Funds") as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the Pilgrim GNMA Income Fund, Pilgrim Growth and Income Fund and Lexington Money Market Trust as of December 31, 2000, the results of their operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Los Angeles, California
February 26, 2001

         STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------

                                                                     Pilgrim          Pilgrim        Lexington
                                                                       GNMA          Growth and     Money Market
                                                                   Income Fund      Income Fund        Trust
                                                                   -----------      -----------        -----
ASSETS:
Investments in securities, at market value
 (cost $363,123,129 and $185,364,526, respectively)               $368,563,591     $218,845,291     $       --
Short-term securities, at amortized cost                            11,908,026        9,498,549      61,105,874
Cash                                                                   103,382           88,080         108,059
Receivables:
  Investment securities sold                                               --         1,285,012       1,979,779
  Shares of beneficial interest sold                                   766,305           43,718          43,455
  Dividends and interest                                             2,180,278          136,501             --
  Other                                                                  1,999              --            6,306
Other assets                                                            60,741           53,826          11,227
                                                                  ------------     ------------     -----------
     Total Assets                                                  383,584,322      229,950,977      63,254,700
                                                                  ------------     ------------     -----------

LIABILITIES:
Payable for investments purchased                                   11,284,539        1,686,931             --
Payable for shares of beneficial interest reacquired                   524,828           31,636         188,919
Distributions payable                                                      181              --           25,387
Payable to affiliate                                                   247,499          263,792          16,624
Other accrued expenses and liabilities                                 213,720          181,372         164,290
                                                                  ------------     ------------     -----------
     Total Liabilities                                              12,270,767        2,163,731         395,220
                                                                  ------------     ------------     -----------
NET ASSETS                                                        $371,313,555     $227,787,246     $62,859,480
                                                                  ============     ============     ===========

NET ASSETS CONSIST OF:
  Paid in capital for shares of beneficial interest, $0.01 par
   value outstanding (unlimited shares authorized)                $369,331,544     $195,341,954     $62,850,862
  Undistributed net investment income                                2,580,016              --            8,618
  Accumulated net realized loss on investments                      (6,038,467)      (1,035,473)            --
  Net unrealized appreciation of investments                         5,440,462       33,480,765             --
                                                                  ------------     ------------     -----------
  Net Assets                                                      $371,313,555     $227,787,246     $62,859,480
                                                                  ============     ============     ===========

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------

                                                           Pilgrim             Pilgrim            Lexington
                                                             GNMA             Growth and        Money Market
                                                         Income Fund         Income Fund            Trust
                                                         -----------         -----------            -----
Class A:
  Net Assets                                            $ 368,614,844       $ 226,905,140       $ 62,859,480
  Shares outstanding                                       43,815,678          12,539,132         62,850,862
  Net asset value and redemption value per share
   (net assets/shares outstanding)                      $        8.41       $       18.10       $       1.00
  Maximum offering price per share(1)                   $        8.83       $       19.00       $       1.00

Class B:
  Net Assets                                            $     865,894       $     722,102                N/A
  Shares outstanding                                          103,137              39,908
  Net asset value and offering price per share(2)
   (net assets/shares outstanding)                      $        8.40       $       18.09

Class C:
  Net Assets                                            $   1,832,817       $     160,004                N/A
  Shares outstanding                                          218,198               8,865
  Net asset value and offering price per share(2)
   (net assets/shares outstanding)                      $        8.40       $       18.05

(1) Maximum offering price per share (net asset value plus sales charge of 4.75% for Pilgrim GNMA Income Fund, 5.75% for Pilgrim Growth and Income Fund and none for Lexington Money Market Trust.
(2) Redemption price per share varies with length of time Class B and C shares are held.

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2000
--------------------------------------------------------------------------------

                                                         Pilgrim           Pilgrim          Lexington
                                                           GNMA          Growth and        Money Market
                                                       Income Fund       Income Fund          Trust
                                                       -----------       -----------          -----
INVESTMENT INCOME:
  Dividends                                            $         --       $  1,981,997       $       --
  Interest                                               27,343,268            597,691        5,126,280
                                                       ------------       ------------       ----------
     Total investment income                             27,343,268          2,579,688        5,126,280
                                                       ------------       ------------       ----------
EXPENSES:
  Investment advisory fees                                1,949,162          1,549,898          403,175
  Distribution fees:
    Class A                                                 377,532            399,942               --
    Class B                                                     819                785               --
    Class C                                                   2,634                145               --
  Transfer agent fees and expenses                          631,637            171,328          116,340
  Shareholder reporting                                     229,673            153,912           41,116
  Miscellaneous                                             181,173            140,770           65,912
  Administrative service fees                               151,465            103,723               --
  Trustee's/Director's fees                                 104,275            100,548          101,465
  Registration fees                                          82,813             28,009           24,348
  Accounting and custodian fees                              77,000             51,905           40,482
  Professional fees                                          32,946             36,949           23,124
  Shareholder service fee                                     1,151                138           52,601
                                                       ------------       ------------       ----------
     Total expenses                                       3,822,280          2,738,052          868,563
Less:
     Waived and reimbursed fees                                  --                 --           91,935
                                                       ------------       ------------       ----------
     Net expenses                                         3,822,280          2,738,052          776,628
                                                       ------------       ------------       ----------
  Net investment income (loss)                           23,520,988           (158,364)       4,349,652
                                                       ------------       ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on investments                (3,100,065)        36,335,197               --
  Net change in unrealized appreciation
    (depreciation) of investments                        14,939,928        (43,042,039)              --
                                                       ------------       ------------       ----------
     Net realized and unrealized gain (loss)
       from investments                                  11,839,863         (6,706,842)              --
                                                       ------------       ------------       ----------
          NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS                  $ 35,630,851       $ (6,865,206)      $4,349,652
                                                       ============       ============       ==========

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Pilgrim GNMA Income Fund         Pilgrim Growth and Income Fund
                                              -------------------------------   ---------------------------------
                                                Year Ended        Year Ended       Year Ended        Year Ended
                                               December 31,      December 31,      December 31,     December 31,
                                                  2000              1999              2000              1999
                                              -------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income (loss)                  $  23,520,988     $  20,453,437     $    (158,364)    $     505,959
Net realized gain (loss) on investments          (3,100,065)       (1,512,537)       36,335,197        32,933,595
Net change in unrealized appreciation
 (depreciation) of investments                   14,939,928       (17,574,398)      (43,042,039)        1,831,121
                                              -------------     -------------     -------------     -------------
Net increase (decrease) in net assets
  resulting from operations                      35,360,851         1,366,502        (6,865,206)       35,270,675
                                              -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                      (20,940,972)      (20,595,801)          (22,244)         (481,857)
From net realized gains from investments                 --                --       (41,013,548)      (29,652,698)
                                              -------------     -------------     -------------     -------------
Decrease in net assets resulting from
  distributions                                 (20,940,972)      (20,595,802)      (41,035,792)      (30,134,355)
                                              -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                125,118,144       220,636,961        44,113,735        24,331,505
Net asset value of shares resulting from
  dividend reinvestment                          19,059,996        18,731,683        35,741,121        26,237,461
Cost of shares redeemed                        (163,864,918)     (117,150,009)      (58,698,351)      (46,963,108)
                                              -------------     -------------     -------------     -------------
Net increase (decrease) in net assets
  resulting from capital share transactions     (19,686,778)      122,218,635        21,156,505         3,605,858
                                              -------------     -------------     -------------     -------------
Net increase (decrease) in net assets            (5,266,899)      102,989,336       (26,744,493)        8,741,978
NET ASSETS:
Beginning of year                               376,580,454       273,591,118       254,531,739       245,789,761
                                              -------------     -------------     -------------     -------------
End of year                                   $ 371,313,555     $ 376,580,454     $ 227,787,246     $ 254,531,739
                                              =============     =============     =============     =============
Undistributed net investment income           $   2,580,016     $         411     $          --     $      20,808
                                              =============     =============     =============     =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Lexington Money Market Trust
                                                --------------------------------
                                                  Year Ended        Year Ended
                                                 December 31,      December 31,
                                                    2000              1999
                                                -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:

Net investment income                           $   4,349,652     $   3,601,867

DISTRIBUTION TO SHAREHOLDERS:
From net investment income                         (4,341,034)       (3,601,867)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   85,250,442       100,237,881
Net asset value of shares resulting from
  dividend reinvestment                             4,121,169         3,418,339
Cost of shares redeemed                          (124,370,412)      (93,294,926)
                                                -------------     -------------
  Net increase (decrease) in net assets
    from capital share transactions               (34,998,801)       10,361,294
                                                -------------     -------------
   Net increase (decrease) in net assets          (34,990,183)       10,361,294

NET ASSETS:
Beginning of year                                  97,849,663        87,488,369
                                                -------------     -------------
End of year                                     $  62,859,480     $  97,849,663
                                                =============     =============

Undistributed net investment income             $       8,618     $          --
                                                =============     =============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM GNMA INCOME FUND                                              Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class A
                                                  ------------------------------------------------
                                                              Year ended December 31,
                                                  2000(4)    1999       1998      1997      1996
                                                  -------    ----       ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of year          $      8.08       8.53       8.40      8.12      8.19
 Net investment income                       $      0.54       0.50       0.48      0.51      0.53
 Net realized and unrealized gain (loss)
   from investment operations                $      0.27      (0.45)      0.13      0.29     (0.08)
 Total income from investment operations     $      0.81       0.05       0.61      0.80      0.45
 Less distributions:
 Distributions from net investment income    $      0.48       0.50       0.48      0.52      0.52
 Total distributions                         $      0.48       0.50       0.48      0.52      0.52
 Net asset value, end of year                $      8.41       8.08       8.53      8.40      8.12
 Total Return(1)                             %     10.36       0.58       7.52     10.20      5.71

Ratios/Supplemental Data:
 Net assets, end of year (thousands)         $   368,615    376,580    273,591   158,071   133,777
 Ratio of expenses to average net assets     %      1.06       0.99       1.01      1.01      1.05
 Ratio of net investment income to average
   net assets                                %      6.54       6.04       5.85      6.28      6.56
 Portfolio turnover rate                     %        65         25         54       134       129

                                                        Class B              Class C
                                                  ------------------   -------------------
                                                  October 6, 2000(3)   October 13, 2000(3)
                                                    to December 31,      to December 31,
                                                          2000                2000
                                                          ----                ----
Per Share Operating Performance:
 Net asset value, beginning of period         $           8.20                 8.24
 Net investment income                        $           0.09                 0.09
 Net realized and unrealized gain from
  investment operations                       $           0.18                 0.14
 Total income from investment operations      $           0.27                 0.23
 Less distributions:
 Distributions from net investment income     $           0.07                 0.07
 Total distributions                          $           0.07                 0.07
 Net asset value, end of period               $           8.40                 8.40
 Total Return(1)                              %           3.32                 2.82

Ratios/Supplemental Data:
 Net assets, end of period (thousands)        $            866                1,833
 Ratio of expenses to average net assets(2)   %           1.81                 1.81
 Ratio of net investment income to average
  net assets(2)                               %           5.79                 5.79
 Portfolio turnover rate                      %             65                   65

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Commencement of offering of shares.

(4) Effective July 26, 2000, ING Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                        PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        2000(4)      1999         1998         1997         1996
                                                        -------      ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of year               $     22.38         21.91        20.27        18.56        15.71
 Net investment income (loss)                     $     (0.01)         0.05           --         0.05         0.07
 Net realized and unrealized gain (loss) from
  investment operations                           $     (0.51)         3.33         4.30         5.46         4.08
 Total income (loss) from investment operations   $     (0.52)         3.38         4.30         5.51         4.15
 Less distributions:
 Distributions from net investment income         $        --          0.05           --         0.07         0.13
 Distributions from net realized gains            $      3.76          2.86         2.66         3.73         1.17
 Total distributions                              $      3.76          2.91         2.66         3.80         1.30
 Net asset value, end of year                     $     18.10         22.38        21.91        20.27        18.56
 Total Return(1)                                  %     (3.13)        15.54        21.42        30.36        26.46
Ratios/Supplemental Data:
 Net assets, end of year (thousands)              $   226,905       254,532      245,790      228,037      200,309
 Ratio of expenses to average net assets          %      1.09          0.95         1.16         1.17         1.13
 Ratio of net investment income (loss) to
  average net assets                              %     (0.06)         0.21         0.06         0.21         0.43
 Portfolio turnover rate                          %        85            86           63           88          101

                                                          Class B               Class C
                                                    ------------------   ---------------------
                                                    August 22, 2000(2)   September 26, 2000(2)
                                                     thru December 31,     thru December 31,
                                                           2000                  2000
                                                           ----                  ----
Per Share Operating Performance:
 Net asset value, beginning of period           $          24.16                23.40
 Net investment loss                            $          (0.02)               (0.02)
 Net realized and unrealized loss from
  investment operations                         $          (2.73)               (2.01)
 Total loss from investment operations          $          (2.75)               (2.03)
 Less distributions:
 Distributions from net investment income       $             --                   --
 Distributions from net realized gains          $           3.32                 3.32
 Total distributions                            $           3.32                 3.32
 Net asset value, end of period                 $          18.09                18.05
 Total Return(1)                                %         (11.95)               (9.30)
Ratios/Supplemental Data:
 Net assets, end of period (thousands)          $            722                  160
 Ratio of expenses to average net assets(5)     %           1.84                 1.64
 Ratio of net investment loss to average
  net assets(3)                                 %          (0.81)               (0.81)
 Portfolio turnover rate                        %             85                   85

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)  Commencement of offerings of shares

(3)  Annualized for periods less than one year.

(4) Effective July 26, 2000, ING Pilgrim Investments, Inc. became the Investment Manager of the Fund.


                 See Accompanying Notes to Financial Statements

                                                                       Financial
LEXINGTON MONEY MARKET TRUST                                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of of benificial interest outstanding throughout each period.

                                                                            Year ended December 31,
                                                      -----------------------------------------------------------------
                                                           2000(2)      1999          1998         1997          1996
                                                           -------      ----          ----         ----          ----
Per Share Operating Performance
 Net asset value, beginning of year                   $      1.00        1.00          1.00          1.00          1.00
 Net investment income                                $      0.05      0.0425        0.0455        0.0458        0.0441
 Less distributions:
 Distributions from net investment income             $      0.05      0.0425        0.0455        0.0458        0.0441
 Net asset value, end of year                         $      1.00        1.00          1.00          1.00          1.00
 Total Return(1)                                      %      5.57        4.34          4.64          4.68          4.50
Ratios/Supplemental Data
 Net assets, end of year (thousands)                  $    62,859      97,850        87,488        95,149        97,526
 Ratio of expenses to average net assets, after
  reimbursement or waiver(3)                          %      1.00        1.00          1.00          1.00          1.00
 Ratio of expenses to average net assets, prior to
  reimbursement or waiver                             %      1.08        1.01          1.05          1.04          1.04
 Ratio of net investment income to average net
  assets, after reimbursement or waiver(3)            %      5.53        4.26          4.56          4.58          4.41

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(2) Effective July 26, 2000, ING Pilgrim Investments, Inc. became the Investment Manager of the Fund.

(3)  Expenses calculated net of reimbursements/waivers.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The Pilgrim GNMA Income Fund ("GNMA Income Fund"), Pilgrim Growth and Income Fund ("Growth and Income Fund"), and Lexington Money Market Trust ("Money Market Trust") (collectively the "Funds") are each open end, diversified management companies registered under the Investment Company Act of 1940, as amended. Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment advisor to each of the Funds. On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, the parent company of Lexington, and ING Pilgrim Investments, Inc., a wholly-owned subsidiary of ReliaStar was approved as investment advisor to the Funds. ReliaStar is a wholly-owned subsidiary of ING Groep N.V. (NYSE:ING).

The respective investment objectives of each of the Funds are as follows:

GNMA Income Fund (formerly the Lexington GNMA Income Fund, Inc). The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Growth and Income Fund (formerly the Lexington Growth and Income, Inc.). The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective.

Money Market Trust. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity.

The GNMA Income Fund and Growth and Income Fund offer Class A, Class B and Class C shares. The Money Market Trust offers only one class of shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Distribution from realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation. Equity securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Equity securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Fixed income securities, including those held by the GNMA Income Fund, and other than those deemed to be short term investments, are valued at the last reported bid price. Securities for which market quotations are not readily available are valued by Fund management in good faith under the direction of the Fund's Board of Directors/Trustees. Short-term securities having a maturity of 60 days or less, as well as all securities held by the Money Market Trust, are stated at amortized cost, which approximates market value.

Security Transactions and Revenue Recognition. Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

--------------------------------------------------------------------------------

Distributions to Shareholders. The Funds record distributions to shareholders on the ex-date. Dividends from net investment income are declared and paid monthly by the GNMA Income Fund, declared and paid semi-annually by the Growth and Income Fund, and declared daily and paid monthly by the Money Market Trust. Distributions from net realized capital gains, if any, are declared and paid annually by each of the Funds.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Such differences may include the treatment of short term capital gains and foreign currencies, and may be considered either temporary or permanent in nature. To the extent such differences are permanent in nature, they are reclassified within the capital account based on their federal tax basis treatment. Amounts as of December 31, 2000 have been reclassified as follows:

                              Undistributed       Accumulated
                            (overdistributed)     net realized
                              net investment        loss on
                                  income          investments
                                  ------          -----------
GNMA Income Fund                $(193,347)        $ 193,347
Growth and Income Fund            159,799          (159,799)

Federal Income Taxes. The Funds intend to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no federal income tax provision or excise tax provision is required.

To the extent that a Fund has available capital loss carryforwards to offset any net capital gains, no distributions will be made from net capital gains. As of December 31, 2000 the GNMA Income Fund and Growth and Income Fund had outstanding capital loss carryforwards of $5,845,120 and $836,895, respectively, which are scheduled to expire through 2003 to 2009 and 2009, respectively.

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Effective July 26, 2000, ING Pilgrim Investments, Inc. (the "Advisor"), began serving as each Fund's investment adviser.

The GNMA Income Fund pays an investment advisory fee at an annual rate of 0.60% on the first $150 million of the Fund's average daily net assets and in decreasing stages to 0.50% on the next $250 million, 0.45% on the next $400 million and 0.40% thereafter.

The Growth and Income Fund pays the advisor an investment advisory fee calculated at an annual rate of 0.75% on the first $100 million of average daily net assets and in decreasing stages to 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter.

The Money Market Trust pays the advisor an investment advisory fee at an annual of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million.

ING Pilgrim Investments' is required to reimburse the Money Market Trust for any expenses, including the investment advisory fees but excluding interest, taxes and extraordinary items in excess of 1.00% of the Trust's average daily net assets.

Effective July 26, 2000, ING Pilgrim Group, Inc. (the "Administrator") began serving as Administrator to each Fund. The GNMA Income Fund and Growth and Income Fund pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

Effective July 26, 2000, ING Pilgrim Securities, Inc. (the "Distributor") began serving as Distributor of each Fund's shares. Under separate Plans of Distribution the Funds, excluding the Money Market Trust, pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

--------------------------------------------------------------------------------

The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. For the year ended December 31, 2000, the Distributor earned the following amounts in sales charges from the Funds:

                           Class A     Class B     Class C
                            Shares      Shares     Shares
                            ------      ------     ------
Initial sales charges      $15,356        --         N/A
Contingent deferred
  sales charges            $    --        --          --

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2000, were as follows:

                            GNMA            Growth and
                         Income Fund       Income Fund
                         -----------       -----------
Aggregate purchases      $248,849,036      $204,726,309
Aggregate sales           271,906,132       234,221,808

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Fund for the year ended December 31, 2000, were as follows:

                                                                      GNMA Income Fund
                                 -------------------------------------------------------------------------------------
                                           Class A                        Class B                    Class C
                                 -----------------------------     ----------------------     ------------------------
                                   Shares            Amount         Shares       Amount        Shares        Amount
                                 -----------     -------------     --------     ---------     --------     -----------
Shares sold                       15,011,381     $ 122,250,526      103,659     $ 858,288      243,137     $ 2,009,330
Shares issued as reinvestment
  of dividends                     2,343,091        19,042,463          455         3,763        1,667          13,770
Shares redeemed                  (20,138,470)     (163,634,919)        (977)       (8,207)     (26,606)       (221,792)
                                 -----------     -------------     --------     ---------     --------     -----------
Net increase (decrease)           (2,783,998)    $ (22,341,930)     103,137     $ 853,844      218,198     $ 1,801,308
                                 ===========     =============     ========     =========     ========     ===========


                                                                   Growth and Income Fund
                                 -------------------------------------------------------------------------------------
                                           Class A                        Class B                    Class C
                                 -----------------------------     ----------------------     ------------------------
                                   Shares            Amount         Shares       Amount        Shares        Amount
                                 -----------     -------------     --------     ---------     --------     -----------
Shares sold                        1,928,901     $  43,182,596       38,995     $ 747,146        9,353     $   183,993
Shares issued as reinvestment
  of dividends                     1,846,883        35,712,783          956        18,030          546          10,308
Shares redeemed                   (2,607,578)      (58,679,502)         (43)         (825)      (1,034)        (18,024)
                                 -----------     -------------     --------     ---------     --------     -----------
Net increase                       1,168,206     $  20,215,877       39,908     $ 764,351        8,865     $   176,277
                                 ===========     =============     ========     =========     ========     ===========

                                                  Money Market
                                                     Trust
                                                     -----

Shares sold                                         85,250,442
Shares issued as reinvestment
  of dividends                                       4,121,169
Shares redeemed                                   (124,370,412)
                                                  ------------
Net decrease                                       (34,998,801)
                                                  ============

Transactions in capital shares of each Fund for the year ended December 31, 1999 were as follows:

                                       GNMA         Growth and      Money Market
                                    Income Fund     Income Fund        Trust
                                    -----------     -----------     ------------
                                                      Class A
                                    --------------------------------------------
                                       Shares         Shares           Shares
                                    -----------     -----------     ------------
Shares sold                          26,323,658      1,074,232      100,237,881
Shares issued as reinvestment
  of dividends                        2,253,632      1,181,529        3,418,339
Shares redeemed                     (14,047,603)    (2,103,059)     (93,294,926)
                                    -----------     ----------      -----------
Net increase                         14,529,687        152,702       10,361,294
                                    ===========     ==========      ===========

--------------------------------------------------------------------------------

NOTE 6 -- WHEN ISSUED SECURITIES
          (GNMA INCOME FUND)

The GNMA Income Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 7 -- CONSTRUCTION LOAN SECURITIES
          (GNMA INCOME FUND)

The GNMA Income Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 8 -- LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Advisor, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 2000, the Funds did not have any loans outstanding.

--------------------------------------------------------------------------------

NOTE 9 -- SUBSEQUENT EVENTS

On November 2, 2000, the Board of Trustees approved the following reorganizations:

     * Pilgrim Government Securities Income Fund merging into Pilgrim GNMA Income Fund.

     *    ING Growth & Income Fund merging into Pilgrim Growth and Income Fund.

Proxy statements dated January 19, 2001 for these reorganizations were mailed to the shareholders. Special Meetings of shareholders were held on February 23, 2001 to approve such reorganizations and the reorganizations occured after the close of business on February 23, 2001.

Subsequent to December 31, 2000, the following funds declared dividends from net investment income of:

                     Per Share          Payable              Record
                       Amount            Date                 Date
                       ------            ----                 ----
GNMA Income Fund
Class A               $ 0.0530      January 4, 2001      December 29, 2000
Class B               $ 0.0490      January 4, 2001      December 29, 2000
Class C               $ 0.0490      January 4, 2001      December 29, 2000
Class A               $ 0.0410      February 5, 2001     January 31, 2001
Class B               $ 0.0370      February 5, 2001     January 31, 2001
Class C               $ 0.0370      February 5, 2001     January 31, 2001
Money Market Trust
Class A               $ 0.0046      February 1, 2001     Daily

Pilgrim
GNMA
Income Fund    PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

  Principal                                                            Market
    Amount                    Maturity                     Rate        Value
    ------                    --------                     ----        -----

U.S. GOVERNMENT AGENCY OBLIGATIONS: 99.26%

Government National Mortgage Association: 99.26%

$   893,000(1)                11/15/30                     0.990%    $   921,743
    237,844                   4/20/29                      5.500         225,895
    576,603                   7/15/29                      5.650         537,141
 17,747,970               7/15/28-10/15/28                 6.000      17,270,831
  4,841,497               4/15/26-4/15/28                  6.250       4,755,088
    140,527                   2/15/29                      6.340         131,441
    589,431                   9/15/33                      6.350         561,216
  5,939,366               10/15/33-8/15/38                 6.400       5,954,180
  1,200,732                   9/15/33                      6.470       1,208,973
 29,465,660               2/15/22-2/15/40                  6.500      28,514,887
 15,692,536               7/15/33-1/15/40                  6.625      15,248,255
  6,999,997              12/15/13-11/15/39                 6.650       6,787,750
  3,577,147                   1/15/40                      6.670       3,473,400
  6,313,600(1)                2/15/01                      6.687       6,291,897
    402,484               8/15/14-12/15/14                 6.700         395,563
 21,165,409(1)            12/15/01-5/15/40                 6.750      20,745,505
  2,898,318                   7/15/39                      6.810       2,841,395
  3,193,363                   4/15/34                      6.820       3,136,912
  1,833,554                   3/15/39                      6.870       1,752,340
  9,193,437               1/15/29-2/15/40                  6.875       9,000,938
  2,997,955                   12/15/29                     6.950       2,960,944
 19,956,562               1/15/27-2/15/39                  7.000      19,989,295
  3,583,851               7/15/29-7/15/40                  7.050       3,586,594
  5,674,000(1)                2/15/01                      7.100       5,658,042
  9,092,173                   9/15/39                      7.125       9,009,937
  2,283,691                   4/15/34                      7.200       2,276,604
  5,602,995               5/15/22-6/15/29                  7.250       5,610,249
 18,715,317                   3/15/29                      7.450      18,843,779
  6,119,278               4/15/13-5/15/31                  7.500       6,217,945
  1,998,234                   6/15/40                      7.600       2,036,946
 12,654,719               8/15/14-7/15/38                  7.625      12,836,401
 27,513,714(1)            9/15/02-5/15/26                  7.650      27,402,636
    701,828                   8/15/13                      7.700         718,764
  6,131,534               6/15/14-1/15/36                  7.750       6,279,061
    348,891               5/15/19-7/15/19                  7.800         355,782
 14,579,026               7/15/21-4/15/38                  7.875      14,979,329
 26,263,304(1)            2/15/01-6/15/40                  8.000      26,946,013
    656,576               7/15/19-4/15/21                  8.050         671,825
  4,082,760               6/15/12-2/15/38                  8.100       4,207,273
  5,050,755                   5/15/38                      8.125       5,210,071
  9,257,714               12/15/11-9/15/15                 8.150       9,545,061
  7,651,603               10/15/11-5/15/13                 8.200       7,890,951
  7,705,313(1)            7/15/01-12/15/37                 8.250       7,964,269
 14,255,224               4/15/12-4/15/32                  8.500      14,875,375
 17,180,125               11/15/17-8/15/31                 8.750      17,840,171
  2,259,114               5/15/20-12/15/34                 9.000       2,356,894
  1,405,181                   6/15/30                      9.250       1,462,918
    997,459                   8/15/29                     10.250       1,075,112
                                                                     -----------
          Total Long-Term Investments (Cost $363,123,129)            368,563,591
                                                                     -----------

Principal                                                              Market
Amount                                                                 Value
------                                                                 -----

SHORT-TERM INVESTMENTS: 3.21%
               U.S. Treasury Obligations: 3.21%
$ 1,000,000    U.S. Treasury Bill, 5.775% due 6/07/01              $    974,815
  7,700,000    U.S. Treasury Bill, 5.640% due 6/14/01                 7,502,161
  2,000,000    U.S. Treasury Bill, 5.765% due 6/7/01                  1,949,717
  1,500,000    U.S. Treasury Bill, 5.600% due 3/22/01                 1,481,333
                                                                   ------------
               Total Short-Term Investments (Cost $11,908,026)       11,908,026
                                                                   ------------
               Total Investments in Securities
                 (Cost $375,031,155)*                102.47%       $380,471,617
               Other Assets and Liabilities-Net       -2.47%         (9,158,062)
                                                     ------        ------------
               Net Assets                            100.00%       $371,313,555
                                                     ======        ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $  7,592,811
               Gross Unrealized Depreciation                         (2,152,349)
                                                                   ------------
               Net Unrealized Appreciation                         $  5,440,462
                                                                   ============

(1) Some or all of this security are construction loan securities issued on a when-issued basis (see Note 7).

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth and
Income Fund    PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 96.07%
                  Aerospace/Defense: 4.54%
  165,700         Lockheed Martin Corp.                                5,625,515
  152,000         Raytheon Co.                                         4,721,500
                                                                       ---------
                                                                      10,347,015
                                                                      ----------
                  Banks: 2.65%
  108,200         Wells Fargo & Co.                                    6,025,387
                                                                      ----------
                  Beverages: 1.66%
   83,100         Anheuser-Busch Cos., Inc.                            3,781,050
                                                                      ----------
                  Biotechnology: 1.01%
   36,000    @    Amgen, Inc.                                          2,302,875
                                                                      ----------
                  Computers: 2.53%
   45,300         International Business Machines Corp.                3,850,500
   68,600    @    Sun Microsystems, Inc.                               1,912,225
                                                                      ----------
                                                                       5,762,725
                                                                      ----------
                  Cosmetics/Personal Care: 3.74%
   61,700         Colgate-Palmolive Co.                                3,982,735
   57,700         Procter & Gamble Co.                                 4,525,844
                                                                      ----------
                                                                       8,508,579
                                                                      ----------
                  Diversified Financial Services: 5.00%
   68,166         Citigroup, Inc.                                      3,480,726
   91,200         Fannie Mae                                           7,911,600
                                                                      ----------
                                                                      11,392,326
                                                                      ----------
                  Electric: 2.22%
   91,400    @    AES Corp.                                            5,061,275
                                                                      ----------
                  Electronics: 5.66%
   94,700         Millipore Corp.                                      5,966,100
   94,400         Parker Hannifin Corp.                                4,165,400
   81,100    @    Solectron Corp.                                      2,749,290
                                                                      ----------
                                                                      12,880,790
                                                                      ----------
                  Food: 4.53%
   86,200         Heinz (H.J.) Co.                                     4,089,112
  230,000    @    Kroger Co.                                           6,224,375
                                                                      ----------
                                                                      10,313,487
                                                                      ----------
                  Forest Products & Paper: 2.17%
  127,300   @@    Smurfit (Jefferson) Group ADR                        2,482,350
   45,900         Temple-Inland, Inc.                                  2,461,387
                                                                      ----------
                                                                       4,943,737
                                                                      ----------
                  Healthcare-Products: 7.15%
  145,000         Becton Dickinson & Co.                               5,020,625
   32,300         Johnson & Johnson                                    3,393,519
  130,300         Medtronic, Inc.                                      7,866,863
                                                                      ----------
                                                                      16,281,007
                                                                      ----------
                  Insurance: 4.63%
   48,850         Marsh & McLennan Cos.                                5,715,450
   89,000         St Paul Cos.                                         4,833,813
                                                                      ----------
                                                                      10,549,263
                                                                      ----------
                  Media: 3.39%
  114,000    @    Comcast Corp.                                        4,755,938
   63,310    @    Viacom, Inc.                                         2,959,742
                                                                      ----------
                                                                       7,715,680
                                                                      ----------
                  Mining: 2.71%
  184,100         Alcoa, Inc.                                          6,167,350
                                                                      ----------
                  Oil & Gas Producers: 1.95%
  111,300         Diamond Offshore Drilling                            4,452,000
                                                                      ----------
                  Oil & Gas Services: 2.73%
   28,800         Schlumberger Ltd.                                    2,302,200
  180,000    @    Varco Int'l, Inc.                                    3,915,000
                                                                      ----------
                                                                       6,217,200
                                                                      ----------
                  Pharmaceuticals: 4.43%
  109,500         Abbott Laboratories                                  5,303,906
   64,700         Bristol-Myers Squibb Co.                             4,783,756
                                                                      ----------
                                                                      10,087,662
                                                                      ----------
                  Pipelines: 3.27%
   89,700         Enron Corp.                                          7,456,313
                                                                      ----------
                  Retail: 8.01%
  149,400    @    Costco Wholesale Corp.                               5,966,662
   65,200         CVS Corp.                                            3,907,925
  140,100         Gap, Inc.                                            3,572,550
  105,050         Home Depot, Inc.                                     4,799,472
                                                                      ----------
                                                                      18,246,609
                                                                      ----------
                  Savings & Loans: 4.89%
   97,800         Golden West Financial Corp.                          6,601,500
  561,400         Sovereign Bancorp, Inc.                              4,543,831
                                                                      ----------
                                                                      11,145,331
                                                                      ----------
                  Semiconductors: 0.97%
  129,800    @    LSI Logic Corp.                                      2,218,282
                                                                      ----------
                  Software: 5.24%
  112,300         Computer Associates Int'l, Inc.                      2,189,850
  164,800    @    J.D. Edwards & Co.                                   2,945,800
   66,900    @    Microsoft Corp.                                      2,903,878
  134,400    @    Oracle Corp.                                         3,906,000
                                                                     -----------
                                                                      11,945,528
                                                                     -----------
                  Telecommunications: 10.99%
  324,200    @    Adaptec, Inc.                                        3,312,919
  149,800         AT&T Corp.                                           2,593,413
   96,200    @    Cisco Systems, Inc.                                  3,679,650
   64,800         Corning, Inc.                                        3,422,250
  166,500         Lucent Technologies, Inc.                            2,247,750
  213,400         Motorola, Inc.                                       4,321,350
   85,200    @    Nextel Communications, Inc.                          2,106,038
  103,200         Scientific-Atlanta, Inc.                             3,360,450
                                                                     -----------
                                                                      25,043,820
                                                                     -----------
                  Total Common Stocks (Cost $185,364,526)            218,845,291
                                                                     -----------
                  Total Long-Term Investments (Cost $185,364,526)    218,845,291
                                                                     -----------

Principal
Amount
-------------
SHORT-TERM INVESTMENTS: 4.17%

$9,500,000    Federal Home Loan Bank Discount Notes, 4.950%,
                due 01/02/01                                          9,498,549
                                                                   ------------
              Total Short-Term Investments (Cost $9,498,549)          9,498,549
                                                                   ------------
              Total Investments in Securities
                (Cost $194,863,075)*                   100.24%     $228,343,840
              Other Assets and Liabilities-Net          -0.24%         (556,594)
                                                       ------      ------------
              Net Assets                               100.00%     $227,787,246
                                                       ======      ============
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $195,264,999. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $ 49,470,238
              Gross Unrealized Depreciation                         (15,989,473)
                                                                   ------------
              Net Unrealized Appreciation                          $ 33,480,765
                                                                   ============

                 See Accompanying Notes to Financial Statements

Lexington
Money Market
Trust Fund     PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Principal                                                                Market
  Amount                                                                 Value
  ------                                                                 -----
COMMERCIAL PAPER: 97.21%
$1,161,190    Alfa Corp., 6.54%, due 01/19/01                         $1,161,190
   992,200    Alfa Corp., 6.53%, due 02/13/01                            992,200
 2,474,073    Allmerica Financial Corp., 6.55%, due 02/27/01           2,474,073
 1,998,578    American Express Credit Corp., 6.40%, due 01/05/01       1,998,578
 2,987,522    American Honda Finance, 6.51%, due 01/24/01              2,987,522
   997,111    Associates Corp. North America, 6.50%, due 01/17/01        997,111
   199,671    Banc One Corp., 6.57%, due 01/10/01                        199,671
   399,338    Banc One Corp., 6.62%, due 01/10/01                        399,338
 1,187,491    Banc One Corp., 6.47%, due 02/28/01                      1,187,491
   387,360    Becton Dickinson & Co., 6.60%, due 01/24/01                387,360
 1,493,977    Bemis Co., Inc., 6.57%, due 01/23/01                     1,493,977
 1,395,331    Cooperation Association Tractor Dealers, 6.67%,
                due 01/19/01                                           1,395,331
   198,483    Cooperation Association Tractor Dealers, 6.50%,
                due 02/12/01                                             198,483
   849,842    Countrywide Funding Corp., 6.70%, due 01/02/01             849,842
   876,512    Dupont E I De Nemours & Co., 6.55%, due 01/29/01           876,512
 2,692,665    Eastman Kodak Co., 6.52%, due 01/16/01                   2,692,665
 1,946,807    General Electric Capital Corp., 6.55%, due 01/10/01      1,946,807
 2,493,198    General Motors Acceptance Corp., 6.53%, due 01/16/01     2,493,198
   997,089    Goldman Sachs Group LP, 6.55%, due 01/17/01                997,089
$1,694,466    Goldman Sachs Group LP, 6.51%, due 01/19/01              1,694,466
 1,993,842    Great West Life & Annuity Insurance, 6.52%,
                due 01/18/01                                           1,993,842
   996,191    Great West Life & Annuity Insurance, 6.53%,
                due 01/22/01                                             996,191
   528,254    Illinois Tool Works, Inc., 6.42%, due 01/30/01             528,254
 1,193,688    Illinois Tool Works, Inc., 6.53%, due 01/30/01           1,193,688
 1,397,211    Knight Ridder, Inc., 6.52%, due 01/12/01                 1,397,211
 1,096,409    Knight Ridder, Inc., 6.53%, due 01/19/01                 1,096,409
 1,989,133    Merck & Co., Inc., 6.52%, due 01/31/01                   1,989,133
   795,364    Merrill Lynch & Co., Inc., 6.52%, due 02/02/01             795,364
   299,448    Mid States Corp. Federal Credit Union, 6.62%,
                due 01/11/01                                             299,448
 1,692,350    Motorola, Inc., 6.48%, due 01/26/01                      1,692,350
   985,465    Motorola, Inc., 6.46%, due 03/23/01                        985,465
 1,998,538    New Jersey Natural Gas Co., 6.58%, due 01/05/01          1,998,538
 1,492,146    Nike, Inc., 6.50%, due 01/30/01                          1,492,146
 1,092,314    Nike, Inc., 6.45%, due 02/09/01                          1,092,314
 2,190,481    Paccar Financial Corp., 6.49%, due 01/25/01              2,190,481
 2,491,913    Pitney Bowes Credit Corp., 6.47%, due 01/19/01           2,491,913
 2,495,410    Systems United Corp., 6.61%, due 01/11/01                2,495,410
 2,492,778    USAA Capital Corp., 6.50%, due 01/17/01                  2,492,778
   998,726    Verizon Global Funding, 6.55%, due 01/08/01                998,726
   597,497    Verizon Global Funding, 6.53%, due 01/24/01                597,497
$  994,906    Verizon Network Funding, 6.55%, due 01/29/01               994,906
 1,249,785    Walgreen Co., 6.20%, due 01/02/01                        1,249,785
 1,397,198    Washington Gas Light Co., 6.55%, due 01/12/01            1,397,198
   226,298    Washington Gas Light Co., 6.55%, due 01/18/01              226,298
   997,986    Wisconsin Gas Co., 6.59%, due 01/12/01                     997,986
                                                                     -----------
     Total Investments in Securities (Cost $61,106,235)  97.21%      $61,105,874
     Other Assets and Liabilities-Net                     2.79%        1,753,246
                                                        ------       -----------
      Net Assets                                        100.00%      $62,859,480
                                                        ======       ===========

                 See Accompanying Notes to Financial Statements

Lexington
Money Market
Trust Fund     PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------
                                                      Percentage of
Industry                                                Net Assets
--------                                                ----------
Athletic Footwear                                          4.11%
Chemicals -- Diversified                                   1.39%
Diversified Financial Services                             6.27%
Diversified Manufacturing                                  2.74%
Diversified Operations                                     3.97%
Electronic Measuring Instruments                           2.38%
Finance -- Auto Loans                                     12.20%
Finance -- Credit Card                                     3.18%
Finance -- Investment Banker/Broker                        5.55%
Finance -- Leasing Company                                 3.96%
Finance -- Mortgage Loan/Broker                            1.35%
Finance -- Other Services                                  4.26%
Gas -- Distribution                                        7.35%
Life/Health Insurance                                      4.76%
Medical -- Drugs                                           3.16%
Medical Products                                           0.62%
Multi--Line Insurance                                      7.36%
Photo Equipment & Supplies                                 4.28%
Publishing -- Newspapers                                   3.97%
Retail -- Drug Store                                       1.99%
S&L/Thrifts -- Central US                                  0.48%
S&L/Thrifts -- Western US                                  3.97%
Special Purpose Entity                                     7.92%
Other Assets and Liabilities, Net                          2.79%
                                                         ------
                                                         100.00%
                                                         ======

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended December 31, 2000 were as follows:

Fund Name                     Type          Per Share Amount
---------                     ----          ----------------
GNMA Income Fund
   Class A                     NII              $ 0.4770
   Class B                     NII              $ 0.0710
   Class C                     NII              $ 0.0710
Growth and Income Fund
   Class A                     NII                0.0019
   All Classes                STCG              $ 0.9825
   Class A                    LTCG              $ 2.7746
   Class B                    LTCG              $ 2.3360
   Class C                    LTCG              $ 2.3360
Money Market Trust
   Class A                     NII              $ 0.0544

NII -- Net investment income STCG -- Short-term capital gain LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2000, the following percentages qualify for the dividends received deduction available to corporate shareholders.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER
ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071



Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                             INCABCANN123100-030101